Registration No. 333-
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 -------------
                                   Form S-8

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                                 -------------

                                PPL CORPORATION

            (Exact name of Registrant as specified in its charter)

     Commonwealth of Pennsylvania                       23-2758192
   (State or other jurisdiction of                   (I.R.S. Employer
    incorporation or organization)                 Identification Number)

                                  PPL Corporation
                              Two North Ninth Street
                      Allentown, Pennsylvania 18101-1179
                   (Address, including zip code, of Registrant's
                            Principal Executive Office)

                            INCENTIVE COMPENSATION PLAN
                                        and
                            INCENTIVE COMPENSATION PLAN
                                 FOR KEY EMPLOYEES
                             (Full title of the plan)

                                    James E. Abel
                       Vice President-Finance and Treasurer
                                   PPL Corporation
                              Two North Ninth Street
                              Allentown, PA 18101-1179
                                   (610) 774-5151
                (Name, address, including zip code, and telephone number,
                 including area code, of Registrant's agent for service)

                                    With Copies to:
                                   Vincent Pagano, Jr.
                            Simpson Thacher & Bartlett LLP
                                  425 Lexington Avenue
                             New York, New York 10017-3954
                                     (212) 455-2000
                            CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                                                       Proposed
                                                                      Proposed          maximum
     Title of each class of securities to be                           maximum         aggregate        Amount of
                   registered                       Amount to be   offering price    offering price   registration
                                                   registered (1)  per share  (2)         (2)              fee
-------------------------------------------------- --------------- ---------------- ----------------- --------------
-------------------------------------------------- --------------- ---------------- ----------------- --------------



Common Stock, $0.01 par value per share(a)....       6,500,000          $45.54        $296,010,000      $37,504.47

====================================================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminable amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(h)(1) and 457(c) under the Securities Act of 1933, as amended. The proposed maximum offering price per share, the proposed maximum aggregate offering price and the amount of registration fee have been computed on the basis of the average of the high and low prices per share of the common stock on the New York Stock Exchange on January 29, 2004.

                               --------------------

                               EXPLANATORY NOTE

               The 6,500,000 shares of Common Stock being registered pursuant to this Registration Statement are additional securities of the same class as other securities for which a registration statement (No. 333-95967) on Form S-8 was filed with the Securities and Exchange Commission (the "Commission") on February 2, 2000. Pursuant to General Instruction E to Form S-8, the contents of such earlier registration statement are incorporated by reference into this Registration Statement, except that the provisions contained in Part II of such earlier registration statement are modified as set forth in this Registration Statement.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 5.  Interests of Named Experts and Counsel.

          The validity of the securities offered hereby has been passed upon by Thomas D. Salus, Esq., Senior Counsel of PPL Services Corporation, a subsidiary of the Company. Mr. Salus is a full-time employee of PPL Services Corporation.

Item 8.  Exhibits.

    5(a) - Opinion of Thomas D. Salus, Esq. with respect to legality of securities being registered hereunder.
    5(b) - Opinion of Simpson Thacher & Bartlett LLP with respect to legality of securities being registered hereunder
   23(a) - Consent of PricewaterhouseCoopers LLP
   23(b) - Consent of Thomas D. Salus, Esq. (Reference is made to Exhibit 5(a)
           filed herewith)
   23(c) - Consent of Simpson Thacher & Bartlett LLP (Reference is made to
           Exhibit 5(b) filed herewith)
   24    - Powers of Attorney

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Allentown, Commonwealth of Pennsylvania, on the 3rd day of February, 2004.


                                             PPL CORPORATION



                                         By: /s/ William F. Hecht
                                             -------------------------------
                                             William F. Hecht
                                             Chairman, President and
                                               Chief Executive Officer


         Pursuant to the requirements of the Act, this registration statement has been signed below by the following persons in the capacities indicated on February 3, 2004.


                        Signature                               Title
                        ---------                               -----

         /s/ William F. Hecht                              Principal Executive
         ----------------------------------------------    Officer and Director
           William F. Hecht, Chairman, President
           and Chief Executive Officer

         /s/ John R. Biggar                                Principal Financial
         ----------------------------------------------    Officer and Director
         John R. Biggar, Executive Vice President and
         Chief Financial Officer

         /s/ Joseph J. McCabe                                  Principal
         ----------------------------------------------    Accounting Officer
         Joseph J. McCabe, Vice President
         and Controller

         Frederick M. Bernthal, John W. Conway, E. Allen       Directors
         Deaver, Louise K. Goeser, Stuart Heydt, W. Keith
         Smith and Susan M. Stalnecker

         By:  /s/ William F. Hecht
              -----------------------------------------
              William F. Hecht, Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit           Description

5(a) Opinion of Thomas D. Salus, Esq. with respect to legality of securities being registered hereunder

5(b) Opinion of Simpson Thacher & Bartlett LLP with respect to legality of securities being registered hereunder

23(a)             Consent of PricewaterhouseCoopers LLP

23(b)             Consent of Thomas D. Salus, Esq. (Reference is made to
                  Exhibit 5(a) filed herewith)

23(c) Consent of Simpson Thacher & Bartlett LLP (Reference is made to Exhibit 5(b) filed herewith)

24                Powers of Attorney